Exhibit 10.1

EXECUTION VERSION

PURCHASE AGREEMENT

September 24, 2010

BANC OF AMERICA SECURITIES LLC

     As Representative of the Initial Purchasers

c/o Banc of America Securities LLC

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Introductory. Warner Chilcott Company, LLC, a limited liability company organized in Puerto Rico, and Warner Chilcott Finance LLC, a Delaware limited liability company (each, an “Issuer” and together, the “Issuers”), propose to issue and sell to Banc of America Securities LLC (“BAS”) and the other several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $500,000,000 aggregate principal amount of the Issuers’ 7 3/4% Senior Notes due 2018 (the “Notes”). BAS has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Securities (as defined below).

The Securities will be issued pursuant to the indenture, dated as of August 20, 2010 (the “Indenture”), among the Issuers, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to one or more riders to the letter of representations, dated August 16, 2010 (as defined in Section 2 hereof) (the “DTC Agreement”), among the Issuers, the Trustee and the Depositary.

The Issuers have previously issued $750,000,000 aggregate principal amount of 7 3/4% Senior Notes due 2018 (the “Existing Notes”) under the Indenture. The Notes constitute “Additional Notes” (as such term is defined in the Indenture) under the Indenture. Except as otherwise noted in the Pricing Disclosure Package (as defined below) and the Final Offering Memorandum (as defined below), the Notes will have terms identical to the Existing Notes and will be treated as a single series of debt securities for all purposes under the Indenture.

The holders of the Securities will be entitled to the benefits of a registration rights agreement, to be dated as of September 29, 2010 (the “Registration Rights Agreement”), among the Issuers, the Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Guarantors may be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Issuers with terms substantially identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Securities, and in each case, to use their best efforts to cause such registration statements to be declared effective. All references herein to the Exchange Securities and the Exchange Offer are only applicable if the Issuers and the Guarantors are in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

The payment of principal of, premium, if any, and interest on the Notes will initially be fully and unconditionally guaranteed (the “Guarantees”) on a senior unsecured basis, jointly and severally by Warner Chilcott plc (“Parent”) and the other entities listed on Schedule B hereof as “Guarantors” (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.”

The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Issuers have prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated September 24, 2010 (the “Preliminary Offering Memorandum”), and have prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated September 24, 2010 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Issuers will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

All references in this Agreement to financial statements and schedules and other information that are “contained,” “included,” “disclosed,” “described,” “referenced,” “set forth” or “stated” in the Preliminary Offering Memorandum or the Final Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are incorporated by reference in the Preliminary Offering Memorandum or the Final Offering Memorandum, as the case may be.

The Issuers hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. Each of the Issuers and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and the initial resale by them to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Issuers, their affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”) or any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Issuers, their Affiliates or any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Issuers, their Affiliates or any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuers and their Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c) Eligibility for Resale Under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be.

(e) Issuer Additional Written Communications. The Issuers have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Issuers or their agents and representatives pursuant to clause (iii) of the preceding sentence (each, an “Issuer Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Issuer Additional Written Communication made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in any Issuer Additional Written Communication.

(f) Incorporated Documents. The documents incorporated by reference in the Offering Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement thereto, when filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Issuers and the Guarantors.

(h) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Issuers and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law.

(i) Authorization of the Securities and the Exchange Securities. The Notes to be purchased by the Initial Purchasers from the Issuers have been duly authorized for issuance by the Issuers and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Issuers and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuers, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Issuers, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors; and, when the Exchange Notes have been authenticated in the manner provided for in the Indenture and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(j) The Indenture. The Indenture has been duly authorized by the Issuers and the Guarantors and, on August 20, 2010, was duly executed and delivered by the Issuers and the Guarantors and constitutes a valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k) Description of the Securities and the Indenture. The statements set forth in the Offering Memorandum under the captions “Description of Notes” and “Exchange Offer; Registration Rights” insofar as they purport to constitute a summary of the terms of the Securities, the Indenture and the Registration Rights Agreement or describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

(l) No Material Adverse Change. None of the Parent or any of its subsidiaries has sustained since the date of the latest audited financial statements of the Parent included or incorporated by reference in the Offering Memorandum (exclusive of any amendment or supplement thereto) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case other than as set forth or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto); and, since the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there has not been any change in the capital stock or long-term debt of Parent or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of Parent and its subsidiaries otherwise than as set forth or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto).

(m) Independent Accountants. PricewaterhouseCoopers LLP, who have audited certain financial statements of the Parent and its subsidiaries included in the Offering Memorandum, and have audited the Parent’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Securities Act.

(n) Financial Statements. Except as disclosed in the Pricing Disclosure Package, the financial statements included in the Offering Memorandum present fairly the financial position of Parent and its consolidated subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

(o) Pro Forma Financial Statements. Except as disclosed in the Pricing Disclosure Package, the pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Offering Memorandum (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; subject to the limitations stated therein, the assumptions used in preparing the pro forma financial statements and other pro forma financial information included in the Offering Memorandum provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(p) Organization and Good Standing of Parent, the Issuers and Their Subsidiaries. Each of Parent, the Issuers and their subsidiaries has been duly organized and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate, partnership or limited liability company, as applicable) to own its properties and conduct its business as described in the Offering Memorandum and, in the case of the Issuers and the Guarantors, to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities and the Indenture in each case to the extent it is party thereto. Each of Parent, the Issuers and each subsidiary is duly qualified as a foreign company or corporation, limited partnership or limited liability company, as applicable, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not individually or in the aggregate have a material adverse effect on the financial position, shareholders’ equity or results of operations of Parent and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(q) Capitalization. At June 30, 2010, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, Parent would have had an authorized capitalization as set forth in the Offering memorandum under the caption “Capitalization.” All of the issued shares of capital stock of the Parent have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued and outstanding capital stock of each subsidiary of Parent has been duly authorized and validly issued and is fully paid and nonassessable; and except as described in the Offering Memorandum, the capital stock of each subsidiary is owned by Parent, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except for liens, encumbrances or defects that would not individually or in the aggregate have a Material Adverse Effect.

(r) No Conflicts; No Consents Required. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture by the

Issuers and the Guarantors, and the issuance and delivery of the Securities and the consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries is bound or to which any of the property or assets of Parent or any of its subsidiaries is subject, and (ii) will not result in any violation of (A) the provisions of the charter, bylaws or other similar constitutive documents of Parent or any subsidiary or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of Parent or any of its subsidiaries or any of their properties, except in the case of (i) and (ii) (B) for any breach or violation that would not individually or in the aggregate have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Indenture by the Issuers and the Guarantors, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except for (A) such as have been obtained under the Securities Act or as may be required in connection with the registration of Exchange Securities and (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers.

(s) No Violation or Default. None of Parent, the Issuers or any of their subsidiaries is (A) in violation of its respective charter, bylaws or other constitutive document or (B) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which Parent, the Issuers or any of their subsidiaries is a party or by which any of them may be bound, except, in the case of clause (B), for defaults that would not individually or in the aggregate have a Material Adverse Effect.

(t) No Material Actions or Proceedings. Other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which Parent or any of its subsidiaries is a party or of which any property of Parent or any of its subsidiaries is the subject which would reasonably be expected to individually or in the aggregate have a Material Adverse Effect; and, to the best of the Issuers’ and the Guarantors’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(u) Intellectual Property Rights. Parent and its subsidiaries own, possess, license or have other rights to use all material patents, patent applications, trademarks, copyrights, service marks, trade names, trade secrets, know-how, confidential information, proprietary information and other intellectual property necessary to conduct the business now operated by them in all material respects (collectively, “Intellectual Property”), except as disclosed in the Pricing Disclosure Package. With respect to Intellectual Property, except as described in the Pricing Disclosure Package, to the knowledge of Parent, the Issuers and their subsidiaries (A) there is no infringement by third parties of any such Intellectual Property that would have a Material Adverse Effect; (B) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of Parent or any of its subsidiaries in or to such Intellectual Property that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (C) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of such Intellectual Property that if determined adversely to Parent or any of its subsidiaries would have a Material Adverse Effect; (D) there is no pending or threatened action, suit, proceeding or claim by others that Parent or any of its subsidiaries infringes or otherwise violates any patent, trademark, copyright, service mark, trade secret or other proprietary right, information or material of others that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (E) there is no patent or patent application that contains claims that dominate or may dominate any Intellectual Property referred to in the Pricing Disclosure Package or that is necessary for the conduct of the business of Parent or its subsidiaries or that interferes with the issued or pending claims of any such Intellectual Property, except as would not have a Material Adverse Effect; and (F) there is no prior invention that may render any patent held by Parent or its subsidiaries invalid or any patent application submitted by Parent or any of its subsidiaries unpatentable which prior invention has not been disclosed to the relevant patent and trademark authorities, except as would not have a Material Adverse Effect. The statements contained in the Pricing Disclosure Package relating to Intellectual Property under the headings “Risk Factors—Risks Relating to Our Business—If generic products that compete with any of our branded pharmaceutical products are approved and sold, sales of our products may be adversely affected,” “—Our trademarks, patents and other intellectual property are valuable assets and if we are unable to protect them from infringement or challenges, our business prospects may be harmed,” “—Recent legal and regulatory requirements could make it more difficult for us to obtain new or expanded approvals for our products, and could limit or make more burdensome our ability to commercialize our approved products” and “—Delays and uncertainties in clinical trials or the government approval process for new products could result in lost market opportunities and hamper our ability to recoup costs associated with product development,” and under “Business—Our Principal Products” and “—Patents, Proprietary Rights and Trademarks,” insofar as such statements and other references summarize legal matters, agreements, documents or proceedings, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings.

(v) All Necessary Licenses, Permits, etc. Parent and its subsidiaries possess all licenses, permits, certificates and other authorizations from, and have made all declarations and filings with, all governmental authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now or proposed to be conducted as set forth in the Offering Memorandum (“Permits”), except where the failure to obtain such Permits would not individually or in the aggregate have a Material Adverse Effect; Parent and its subsidiaries have fulfilled and performed all of their respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit except, in each case, as would not individually or in the aggregate have a Material Adverse Effect.

(w) Title to Properties. Parent and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such liens, encumbrances or defects as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Parent and its subsidiaries; and any real property and buildings held under lease by Parent and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Parent and its subsidiaries.

(x) Tax Law Compliance. Parent and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, and have paid all taxes shown as due thereon except where the failure to so file such returns or pay any such amounts shown as due would not individually or in the aggregate have a Material Adverse Effect; and other than tax deficiencies which Parent or any of its subsidiaries are contesting in good faith and for which Parent or its subsidiaries have provided adequate reserves, there is no tax deficiency that has been asserted in writing against Parent or its subsidiaries that would individually or in the aggregate have a Material Adverse Effect.

(y) Issuers and Guarantors Not an “Investment Company.” Neither Issuer nor any Guarantor is and, after receipt of payment for the Securities, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

(z) No Price Stabilization or Manipulation. None of the Issuers or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Issuers or the Guarantors to facilitate the sale or resale of the Securities.

(aa) Solvency. Parent is, and immediately after the Closing Date will be, Solvent on a consolidated basis. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(bb) Parent’s Accounting System. Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by Parent’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Parent’s internal control over financial reporting is effective, and Parent is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements of Parent included in the Offering Memorandum, there has been no change in the internal control over financial reporting of Parent that has materially affected, or is reasonably likely to materially affect, such internal control over financial reporting.

(cc) Disclosure Controls and Procedures. Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to Parent and its subsidiaries is made known to Parent’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(dd) Regulations T, U, X. Neither the issuance, sale and delivery of the Securities nor the application of proceeds thereof by the Parent as described in the Offering Memorandum will violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ee) Compliance with and Liability Under Environmental Laws. Except as disclosed in the Pricing Prospectus or except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, none of Parent or any of its subsidiaries (A) is noncompliant with or in violation of any law, statute, rule, regulation, decision, judgment, order, binding agreement, permit, license or approval of or with any governmental agency or body or any court, domestic or foreign, relating to the use, management, disposal or release of hazardous or toxic substances or wastes or relating to pollution or the protection of the environment or human health or relating to exposure to hazardous or toxic substances or wastes (collectively, “Environmental Laws”), (B) owns, leases or operates any real property or facility at, under or in which any hazardous or toxic substances or wastes are present in an amount or form that is reasonably likely to lead to liability under or a violation of Environmental Laws, (C) has any liability for investigation, response or remediation relating to any on-site or off-site release, discharge or disposal of hazardous or toxic substances or wastes, or (D) has received any claim, request for information, or notice of liability or investigation arising under, relating to or based upon any Environmental Laws, and none of Parent, the Issuers or any of their subsidiaries is aware of any pending or threatened notice, claim, proceeding or investigation which might lead to liability under Environmental Laws.

(ff) No Unlawful Contributions or Other Payments. None of Parent, the Issuers or any of their subsidiaries nor, to the knowledge of the Issuers and the Guarantors, any director, officer, agent, employee or affiliate of Parent, the Issuers or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and Parent, the Issuers, their subsidiaries and, to the knowledge of the Issuers and the Guarantors, their affiliates have conducted their businesses in compliance in all material respects with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance in all material respects therewith.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(gg) No Conflict with Money Laundering Laws. The operations of Parent, the Issuers and their subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Parent, the Issuers or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuers and the Guarantors, threatened.

(hh) No Conflict with OFAC Laws. None of Parent, the Issuers or any of their subsidiaries nor, to the knowledge of the Issuers and the Guarantors, any director, officer, agent, employee or affiliate of Parent, the Issuers or any of their subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ii) Regulation S. The Issuers, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. Parent is a “reporting issuer,” as defined in Rule 902 under the Securities Act.

(jj) No Stamp, Registration, Documentary or Other Taxes. No stamp, registration, documentary or other issuance or transfer taxes or duties, including interest and penalties, are payable in Ireland or Puerto Rico upon or in connection with (i) the issuance and sale of the Securities by the Issuers to the Initial Purchasers in accordance with the terms of this Agreement and the resale and delivery of the Securities by the Initial Purchasers to subsequent purchasers thereof in accordance with the terms of this Agreement and in each case effected through the facilities of DTC with the Initial Purchasers and subsequent purchasers holding such Securities through DTC or (ii) the execution, delivery and performance of this Agreement by the Issuers and the Initial Purchasers.

Any certificate signed by an officer of any Issuer or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuers or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Each of the Issuers agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Notes, and, subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers the aggregate principal amount of Notes set forth opposite their names on Schedule A, at a purchase price of 100.00% of the principal amount thereof, plus accrued and unpaid interest from August 20, 2010 to the Closing Date payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.

(b) The Closing Date. Delivery of certificates for the Notes in global form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Cahill Gordon & Reindel LLP (or such other place as may be agreed to by the Issuers and BAS) at 9:00 a.m. New York City time, on September 29, 2010 (the time and date of such closing are called the “Closing Date”).

(c) Delivery of the Securities. The Issuers shall deliver, or cause to be delivered, to BAS for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as BAS may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers that:

(i) it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;

(ii) it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and

(iii) it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

(e) Certain Agreements of the Initial Purchasers. Each Initial Purchaser, severally and jointly, agrees not to prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, other than the Pricing Disclosure Package, the Final Offering Memorandum, any Issuer Additional Written Communication and those approved by Parent in advance in writing or those that, if this offering of Securities were registered under the Securities Act, would not result in Parent being required to file with the Commission under Rule 433(d) such writing as a free writing prospectus that otherwise would not be required to be so filed by Parent, but for the action of the Initial Purchaser.

SECTION 3. Additional Covenants. Each of the Issuers and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Issuer Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Issuers will prepare and deliver to the Initial Purchasers the Final Offering Memorandum. The Issuers will not amend or supplement the Pricing Disclosure Package or the Final Offering Memorandum prior to the Closing Date (other than the filing with the Commission of any document that will be incorporated by reference therein) unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Issuer Additional Written Communication, the Issuers will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, (i) any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or (ii) it is necessary to amend or supplement the Final Offering Memorandum to comply with law, the Issuers and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof), furnish at their own expense to the Initial Purchasers, such amendments or supplements to the Final Offering Memorandum as may be necessary so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

The Issuers hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum amendment or supplement referred to in this Section 3.

(c) Copies of the Offering Memorandum. The Issuers agree to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. The Issuers shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers nor any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

(e) Use of Proceeds. The Issuers shall apply the net proceeds from the sale of the Securities sold by them in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depositary. The Issuers shall cooperate with the Initial Purchasers and use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. At any time when Parent is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Issuers shall furnish, at their expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(h) Agreement Not To Offer or Sell Additional Securities. During the period of 90 days following the date hereof, the Issuers and the Guarantors will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Issuers or the Guarantors or securities exchangeable for or convertible into debt securities of the Issuers or the Guarantors (other than as contemplated by this Agreement and to register the Exchange Securities).

(i) Future Reports to the Initial Purchasers. At any time when Parent is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Issuers will furnish to the Representative and, upon request, to each of the other Initial Purchasers: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Issuers containing the balance sheet of the Issuers as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Issuers’ independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Issuers with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Issuers mailed generally to holders of their capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(j) No Integration. The Issuers agree that they will not and will cause their affiliates (but excluding any Initial Purchasers, as to which no representation is made) not to make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) No General Solicitation or Directed Selling Efforts. The Issuers agree that they will not and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act but excluding any Initial Purchasers, as to which no representation is made) or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Issuers will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(l) No Restricted Resales. The Issuers will not, and will not permit any of their controlled affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by any of them other than pursuant to Rule 144A or in a registered transaction under the Securities Act.

(m) Legended Securities. Each certificate for a Security will bear the legend contained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

The Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Issuers or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. Each of the Issuers and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Issuers’ and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, (v) all filing fees, attorneys’ fees and expenses incurred by the Issuers, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Guarantors in connection with the performance by the Issuers and the Guarantors of their respective other obligations under this Agreement and (ix) all expenses incident to the “road show” for the offering of the Securities. Except as provided in this Section 4 and Setions 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuers of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from each of (i) PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Issuers, and (ii) Deloitte & Touche LLP, the independent registered public accounting firm for the PGP Business, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 5 days prior to the Closing Date.

(b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded Parent, the Issuers or any of their subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.

(c) Opinion of Counsel for the Issuers, Parent and Guarantors. On the Closing Date the Initial Purchasers shall have received the favorable opinion of (i) Davis Polk & Wardwell LLP, special United States counsel for the Issuers, Parent and the Delaware Guarantors listed on Schedule B, dated as of such Closing Date, the form of which is attached as Exhibit A and (ii) O’Neill & Borges, special counsel in the Commonwealth of Puerto Rico for Warner Chilcott Company, LLC, in form and substance substantially similar to the opinion dated August 20, 2010 delivered by such counsel in connection with the Existing Notes.

(d) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by an executive officer of each Issuer and each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Issuers and the Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Issuers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date.

(f) Registration Rights Agreement. The Issuers and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.

(g) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or to comply with any provision hereof, the Issuers and the Guarantors agree to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Issuers and each of the Guarantors, on the other hand, hereby agrees to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c) Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A

TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS IF THE ISSUERS SO REQUEST), (2) TO THE ISSUERS OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. Each of the Issuers and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto).

(b) Indemnification of the Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each Guarantor, each of their respective directors and each person, if any, who controls any Issuer or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which any Issuer, any Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through the Representative expressly for use therein; and to reimburse any Issuer, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by any Issuer, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Issuers and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Issuers expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the fifth paragraph, the third sentence of the seventh paragraph and the tenth and eleventh paragraphs under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses (or actions in respect thereof), claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers, and the total discount and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuers and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of any Issuer or any Guarantor, and each person, if any, who controls any Issuer or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuers and the Guarantors.

The remedies provided for in Sections 8 and 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified person at law or in equity.

SECTION 10. Termination of This Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Issuers if at any time: (i) trading or quotation in any of Parent’s securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited; (ii) a general banking moratorium shall have been declared by any of federal or New York State authorities; (iii) a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) there shall have occurred any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iii), (iv) or (v) in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package. Any termination pursuant to this Section 10 shall be without liability on the part of (i) any Issuer or any Guarantor to any Initial Purchaser, except that the Issuers and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Issuers, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Issuers, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, any Issuer, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

Facsimile: (212) 901-7897

Attention: Legal Department

with a copy to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10005

Facsimile: (212) 378-2530

Attention: James J. Clark

If to the Issuers or the Guarantors:

Warner Chilcott Company, LLC

Warner Chilcott Finance, LLC

100 Enterprise Drive

Rockaway, NJ 07866

Facsimile: (973) 442-3310

Attention: General Counsel

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Facsimile: (212) 701-5111

Attention: Michael Kaplan

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by BAS on behalf of the Initial Purchasers, and any such action taken by BAS shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”) as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints Warner Chilcott (US), LLC as its authorized agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

(c) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

(d) Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase U.S. dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligations of the Issuers and each Guarantor in respect of any sum due from them to any Initial Purchaser shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, the Issuers and each Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Issuers and the Guarantors (but without duplication) an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Initial Purchaser hereunder.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Issuers for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Issuers and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuers and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Issuers, and the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuers and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers and the Guarantors on other matters) or any other obligation to the Issuers and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuers and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Issuers and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Issuers and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuers and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Issuers the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

WARNER CHILCOTT COMPANY, LLC, as issuer

By:	/s/ Max Torres
Name: Max Torres
Title: V.P. and General Manager Business Operations, Puerto Rico and Treasurer

WARNER CHILCOTT FINANCE LLC, as issuer

By:	/s/ Izumi Hara
Name: Izumi Hara
Title: Secretary of Warner Chilcott Company, LLC, its Managing Member

WARNER CHILCOTT PLC, as Guarantor

By:	/s/ Izumi Hara
Name: Izumi Hara
Title: SVP, General Counsel and Corporate Secretary

GALEN (CHEMICALS) LIMITED, as Guarantor

By:	/s/ Maria Harris
Name: Maria Harris
Title: Director

WARNER CHILCOTT INTERMEDIATE (IRELAND) LIMITED, as Guarantor

By:	/s/ Maria Harris
Name: Maria Harris
Title: Director

WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED, as Guarantor

By:	/s/ Robert Whiteford
	Name:	Robert Whiteford
	Title:	Director

By:	/s/ Alain Heinz
	Name:	Alain Heinz
	Title:	Manager
For:
WC LUXCO S.À R.L.
Société à responsabilité limitée.
Share capital: USD 20.000,00
Registered office: 67, rue Ermesinde,
L-1469 Luxembourg
R.C.S. Luxembourg: B 145.883

By:	/s/ Alain Heinz
	Name:	Alain Heinz
	Title:	Manager
For:
WC LUXCO HOLDINGS S.À R.L.
Société à responsabilité limitée.
Share capital: USD 1,500,000
Registered office: 67, rue Ermesinde,
L-1469 Luxembourg
R.C.S. Luxembourg: B 148.285

WARNER CHILCOTT ACQUISITION LIMITED, as Guarantor

By:	/s/ Robert Whiteford
	Name:	Robert Whiteford
	Title:	Director

WC PHARMACEUTICALS I LIMITED, as Guarantor

By:	/s/ Paul Crudgington
Name: Paul Crudgington
Title: Director

WC PHARMACEUTICALS II LIMITED, as Guarantor

By:	/s/ Paul Crudgington
Name: Paul Crudgington
Title: Director

WARNER CHILCOTT CORPORATION, as Guarantor

By:	/s/ Izumi Hara
Name: Izumi Hara
Title: SVP, General Counsel and Corporate Secretary

WARNER CHILCOTT SALES (US) LLC, as Guarantor

By:	/s/ Izumi Hara
Name: Izumi Hara
Title: SVP, General Counsel and Corporate Secretary

WARNER CHILCOTT LEASING EQUIPMENT INC., as Guarantor

By:	/s/ Izumi Hara
Name: Izumi Hara
Title: SVP, General Counsel and Corporate Secretary

WARNER CHILCOTT (US) LLC, as Guarantor

By:	/s/ Izumi Hara
Name: Izumi Hara
Title: SVP, General Counsel and Corporate Secretary

WARNER CHILCOTT PHARMACEUTICALS INC., as Guarantor

By:	/s/ Izumi Hara
Name: Izumi Hara
Title: SVP, General Counsel and Corporate Secretary

CHILCOTT UK LIMITED, as Guarantor

By:	/s/ Robert Whiteford
Name: Robert Whiteford
Title: Director

MILBROOK (NI) LIMITED, as Guarantor

By:	/s/ Robert Whiteford
Name: Robert Whiteford
Title: Director

WARNER CHILCOTT RESEARCH LABORATORIES LIMITED, as Guarantor

By:	/s/ Robert Whiteford
Name: Robert Whiteford
Title: Director

WARNER CHILCOTT UK LIMITED, as Guarantor

By:	/s/ Robert Whiteford
Name: Robert Whiteford
Title: Director

WARNER CHILCOTT CANADA CO., as Guarantor

By:	/s/ Tim Hendrickson
Name: Tim Hendrickson
Title: Director

WARNER CHILCOTT PHARMACEUTICALS S.A.R.L., as Guarantor

By:	/s/ Marinus Johannes van Zoonen
Name: Marinus Johannes van Zoonen
Title: President Europe/International and Global Marketing

WARNER CHILCOTT PHARMACEUTICALS B.V.B.A., as Guarantor

By:	/s/ Paul Compere
Name: Paul Compere
Title: Director

WARNER CHILCOTT NEDERLAND B.V., as Guarantor

By:	/s/ Paul Compere
Name: Paul Compere
Title: Director

WARNER CHILCOTT DEUTSCHLAND GMBH, as Guarantor

By:	/s/ Marinus Johannes van Zoonen
Name: Marinus Johannes van Zoonen
Title: Managing Director

WARNER CHILCOTT PUERTO RICO LLC, as Guarantor

By:	/s/ Max Torres
Name: Max Torres
Title: V.P. and General Manager Business Operations, Puerto Rico and Treasurer

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC
Acting on behalf of itself and as the Representative of the several Initial Purchasers

By:	Banc of America Securities LLC

By:	/s/ Adam Cady
Adam Cady Managing Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to Be Purchased
Banc of America Securities LLC	$150,000,000.00
J.P. Morgan Securities LLC	112,500,000.00
Goldman, Sachs & Co.	112,500,000.00
Citigroup Global Markets Inc.	25,000,000.00
Credit Suisse Securities (USA) LLC	25,000,000.00
Deutsche Bank Securities Inc.	25,000,000.00
Morgan Stanley & Co. Incorporated	25,000,000.00
UBS Securities LLC	25,000,000.00

Total	$500,000,000.00

SCHEDULE B

GUARANTORS

Name of Guarantor	Jurisdiction of Incorporation
Warner Chilcott plc	Ireland
Galen (Chemicals) Limited	Ireland
Warner Chilcott Intermediate (Ireland) Limited	Ireland
Warner Chilcott Holdings Company III, Limited	Bermuda
WC Luxco S.a r.l.	Luxembourg
WC Luxco Holdings S.a r.l.	Luxembourg
Warner Chilcott Acquisition Limited	United Kingdom
WC Pharmaceuticals I Limited	Gibraltar
WC Pharmaceuticals II Limited	Gibraltar
Warner Chilcott Corporation	Delaware
Warner Chilcott Sales (US) LLC	Delaware
Warner Chilcott Leasing Equipment Inc.	Delaware
Warner Chilcott (US) LLC	Delaware
Warner Chilcott Pharmaceuticals Inc.	Ohio
Chilcott UK Limited	Northern Ireland
Milbrook (NI) Limited	Northern Ireland
Warner Chilcott Research Laboratories Limited	Northern Ireland
Warner Chilcott UK Limited	Northern Ireland
Warner Chilcott Canada Co.	Canada
Warner Chilcott Pharmaceuticals S.a.r.l.	Switzerland
Warner Chilcott Pharmaceuticals B.V.B.A.	Belgium
Warner Chilcott Nederland B.V.	Netherlands
Warner Chilcott Deutschland GmbH	Germany
Warner Chilcott Puerto Rico LLC	Puerto Rico

Schedule B-1